Exhibit 28 (n) under Form N-1A

Exhibit 99 under Item 601/Reg. S-K

MULTIPLE CLASS PLAN

Current as of 9/1/2023

This Multiple Class Plan (this "Plan") is adopted by the investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

1.       Purpose

This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule. In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan. In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively. Financial intermediary-specific front-end sales load and contingent deferred sales charge (“CDSC”) waivers, front-end sales load discounts and exchange features (collectively, “sales charge variations”) required to be disclosed by Rule 22d-1 shall be as set forth in the prospectus of a Fund, as may be amended from time to time.

2.       Separate Arrangements/Class Differences

The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

3.       Expense Allocations

Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit. In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

(a)       transfer agent fees;

(b)       printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders;

(c) blue sky registration fees;

(d)       SEC registration fees;

(e)       the expense of administrative personnel and services as required to support the shareholders;

(f)        litigation or other legal expenses relating solely to one Class; or

(g)       other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

4.       Conversion and Exchange Features

The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

5.       Amendment

Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.

Class A Shares Exhibit

To

Multiple Class Plan

(Revised 9/1/23)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load (“dealer reallowance”)and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class A Shares
Sales Load	Up to 5.5% of the public offering price, as set forth in the attached Schedules
Contingent Deferred Sales Charge ("CDSC")	0.00%
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class A Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Class A Shares that are not subject to a contingent deferred sales charge (“CDSC”) based upon the redemption of a “Large Ticket” purchase made within 24 months may be converted to any other Share Class within the same Fund, provided that shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Class A Shares may be exchanged for Class A Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)       BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Load as a Percentage of Public Offering Price
Less than $50,000	5.50%
$50,000 but less than $100,000	4.50%
$100,000 but less than $250,000	3.75%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1 million	2.00%
$1 million or greater	0.00%

(B)       FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $100,000	4.50%
$100,000 but less than $250,000	3.75%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1 million	2.00%
$1 million or greater	0.00%

(C)       MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $100,000	1.00%
$100,000 or greater	0.00%

(D)       MONEY MARKET AND ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price

All purchases	0.00%

(E)       "LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(F)       REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•	Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class R Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and
•	Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

(G)       waiver of sales load

Continent upon notification to the Fund’s Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

•	within 120 days of redeeming shares of an equal or greater amount;
•	through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive a dealer reallowance on purchases under such program;
•	with reinvested dividends or capital gains;
•	or Class A Shares, issued in connection with the merger, consolidation, or acquisition of the assets of another fund. Further, no sales load shall be assessed on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV provided that such Shares are held directly with the Fund’s transfer agent. If the Shares are held through a financial intermediary the sales charge waiver will not apply;
•	by Federated Life Members (Federated shareholders who originally were issued shares through the “Liberty Account”, which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);
•	by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pensions or profit-sharing plans for the above persons; and
•	pursuant to the exchange privilege. However, this sales charge waiver may not apply to Class A Shares purchased pursuant to the exchange privilege if a shareholder did not previously pay a sales load upon its initial purchase of Class A Shares.

(H)       WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions.

•	following the death of the last surviving shareholder on the account, or the post-purchase disability of all registered shareholder(s), as defined in Section 72(m)(7) of the Internal Revenue Code.
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(I)       SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Financial intermediary sales charge variations required to be disclosed by Rule 22d-1 shall be as set forth in the prospectus of a Fund, as may be amended from time to time.

4.       SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.       REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.

(schedule of funds listed on next page)

Schedule of Funds
Offering Class A Shares

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.       CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee
Federated Adjustable Rate Securities Trust
Federated Hermes Adjustable Rate Fund	None	None
Federated Hermes Adviser Series
Federated Hermes Emerging Markets Equity Fund	0.05%	None
Federated Hermes Conservative Microshort Fund	0.25%	None
Federated Hermes Conservative Municipal Microshort Fund	0.25%	None
Federated Hermes Global Equity Fund	0.05%	None
Federated Hermes International Equity Fund	0.05%	None
Federated Hermes Unconstrained Credit Fund	0.05%	None
Federated Hermes US SMID Fund	0.05%	None
Federated Hermes SDG Engagement Equity Fund	0.05%	None
Federated Hermes SDG Engagement High Yield Credit Fund	0.05%	None
Federated Hermes International Growth Fund	0.05%	None
Federated Hermes MDT Large Cap Value Fund	0.05%	None
Federated Hermes MDT Market Neutral Fund	0.05%	None
Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund	0.05%	None
Federated Hermes International Strategic Value Dividend Fund	0.05%	None
Federated Hermes Kaufmann Fund	0.25%	None
Federated Hermes Kaufmann Large Cap Fund	0.25%	None
Federated Hermes Kaufmann Small Cap Fund	0.25%	None
Federated Hermes MDT Mid Cap Growth Fund	None	None
Federated Hermes Prudent Bear Fund	0.05%	None
Federated Hermes Strategic Value Dividend Fund	0.05%	None

Federated Hermes Equity Income Fund, Inc.	0.05%	None

Federated Hermes Global Allocation Fund	None	None

Federated Hermes High Yield Trust
Federated Hermes Equity Advantage Fund	0.05%	None

Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund	None	None
Federated Hermes Floating Rate Strategic Income Securities Fund	None	None
Federated Hermes Muni and Stock Advantage Fund	0.05%	None
Federated Hermes Inflation Protected Securities Fund	0.05%	None

Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund	None	None

Federated Hermes MDT Series
Federated Hermes MDT All Cap Core Fund	0.05%	None
Federated Hermes MDT Balanced Fund	0.05%	None
Federated Hermes MDT Large Cap Growth Fund	0.05%	None
Federated Hermes MDT Small Cap Core Fund	0.05%	None
Federated Hermes MDT Small Cap Growth Fund	0.05%	None

Federated Hermes World Investment Series, Inc.
Federated Hermes International Leaders Fund	0.05%	None
Federated Hermes International Small-Mid Company Fund	0.05%	None

2. CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Strategic Income Fund	None	None

Federated Hermes Government Income Securities, Inc.	0.05%	None

Federated Hermes High Income Bond Fund, Inc.	None	2% on shares redeemed or exchanged within 90 days of purchase

Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund	0.05%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Hermes Income Securities Trust
Federated Hermes Fund for U.S. Government Securities	None	None
Federated Hermes Floating Rate Strategic Income Fund	None	None

Federated Hermes International Series, Inc.
Federated Hermes Global Total Return Bond Fund (formerly Federated International Bond Fund)	0.25%	None

Federated Hermes Investment Series Funds, Inc.
Federated Hermes Corporate Bond Fund	0.05%	None

Federated Hermes Municipal Bond Fund, Inc.	None	None

Federated Hermes Municipal Securities Income Trust
Federated Hermes Municipal High Yield Advantage Fund	0.05%	None
Federated Hermes Ohio Municipal Income Fund	0.05%	None
Federated Hermes Pennsylvania Municipal Income Fund	0.05%	None

Federated Hermes Total Return Series, Inc.
Federated Hermes Core Bond Fund	0.05%	None
Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund	None	None

3. Class A Shares Subject to the MODIFIED FIXED INCOME Sales Load Schedule

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Hermes Income Securities Trust
Federated Hermes Floating Rate Strategic Income Fund	0.05%	None
Federated Hermes Short-Term Income Fund	0.05%	None

Federated Hermes Institutional Trust
Federated Hermes Short-Intermediate Total Return Bond Fund	0.05%	None
Federated Hermes Institutional High Yield Bond Fund	None	None
Federated Hermes Short-Intermediate Duration Municipal Trust Federated Hermes Short-Intermediate Municipal Fund	0.05%	None

4. Class A Shares Subject to the Money Market AND ULTRASHORT BOND Load Schedule

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund	None	None

Federated Hermes Institutional Trust
Federated Hermes Government Ultrashort Fund	None	None

Federated Hermes Total Return Series, Inc.
Federated Hermes Ultrashort Bond Fund	None	None

Federated Hermes Money Market Obligations Trust
Federated Hermes Government Reserves Fund	0.45%	None

5.       Class A Shares Not Participating in the Large Ticket Purchase Program

Multiple Class Company	Series
Federated Hermes Fixed Income Securities, Inc.	Federated Hermes Municipal Ultrashort Fund
Federated Hermes Income Securities Trust	Federated Hermes Short-Term Income Fund
Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Institutional Trust	Federated Hermes Government Ultrashort Fund
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Total Return Series, Inc.	Federated Hermes Ultrashort Bond Fund

CLASS A1 SHARES EXHIBIT TO

MULTIPLE CLASS PLAN

9/1/2023

1.                  SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

A1 Shares are available for shareholders investing through certain financial intermediaries that have entered into an agreement with the Funds’ distributor who has approved them for the sale of A1 Shares. A1 Shares may also be purchased directly from the Fund in certain circumstances. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A1 Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load (“dealer reallowance”) and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-l Plan. In connection with this basic arrangement, Class A1 Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class A1 Shares
Sales Load	Up to 2.00% of the public offering price
Contingent Deferred Sales Charge ("CDSC")	0.00%
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class A1 Shares as described in Section 3 of the Plan

2.                  CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A1 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Class A1 Shares may be converted to any other Share Class of the same Fund, provided that shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Class A1 Shares may be exchanged for Class A or Class A1 Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.                  EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-l and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)             BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A1 Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $100,000	2.00%
$100,000 but less than $250,000	1.50%
$250,000 but less than $500,000	1.00%
$500,000 or greater	0.00%

(B)             REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•                                              Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class A1, Class B, Class C, Class F, and Class R Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single- participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

•                                              Letters of intent to purchase a certain amount of Class A1 Shares within a thirteen month period.

(C)                   WAIVER OF SALES LOAD

Continent upon notification to the Fund’s Transfer Agent, no sales load shall be assessed on purchases of Class A1 Shares made:

•                                             within 120 days of redeeming shares of an equal or greater amount;

•                                             through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive a dealer reallowance on purchases under such program;

•                                             with reinvested dividends or capital gains;

•                                             or Class A1 Shares, issued in connection with the merger, consolidation, or acquisition of the assets of another fund. Further, no sales load shall be assessed on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV provided that such Shares are held directly with the Fund’ s transfer agent. If the Shares are held through a financial intermediary the sales charge waiver will not apply;

•                                             by Federated Life Members (Federated shareholders who originally were issued shares through the “Liberty Account”, which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

•                                             by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pensions or profit-sharing plans for the above persons; and

•                                             pursuant to the exchange privilege.

4.                        REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A1 Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A1 Shares held in retirement plans established under Section 40l(a) or 40l(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class A1 Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A1 Shares redeemed due to the death of the last surviving shareholder on the account.

SCHEDULE OF FUNDS OFFERING CLASS A1 SHARES

The Funds set forth on this Schedule each offer Class A1 Shares on the terms set forth in the Class A1 Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.                  CLASS A1 SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

CLASS A2 SHARES

EXHIBIT TO

MULTIPLE CLASS PLAN

(9/1/23)

1.                       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

Class A2 (“A2”) Shares are available exclusively for shareholders investing through certain financial intermediaries that have entered into an agreement with the Fund’s distributor who has approved them for the sale of A2 Shares. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A2 Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load (“dealer reallowance”) and an advance commission of up to 0.50% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-l Plan. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class A2 Shares and payments made under the 12b-1 Plan for eighteen months following the purchase. In connection with this basic arrangement, Class A2 Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class A2 Shares
Sales Load	Up to 1.50% of the public offering price
Contingent Deferred Sales Charge ("CDSC")	0.50% of the share price at the time of purchase or redemption, whichever is lower, if redeemed within eighteen months following purchase
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class A2 Shares as described in Section 3 of the Plan

2.                        CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A2 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Class A2 Shares may be converted to any other Share Class of the same Fund, provided: (i) the Class A2 Shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund's distributor the CDSC otherwise payable upon the sale of such Class A2 Shares; and (ii) the shareholder meets the investment minimum and eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Class A2 Shares may be exchanged for Class A or Class A2 Shares of any other Fund. However, if a shareholder exchanges into Class A Shares and subsequently redeems prior to the full CDSC period applicable to Class A2 Shares, the CDSC will be applied to such redemption.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.                        EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-l and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(D)                   BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A2 Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $100,000	1.50%
$100,000 but less than $250,000	1.25%
$250,000 but less than $500,000	1.00%
$500,000 or greater	0.00%

(E)                   “LARGE TICKET” PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $500,000 or more of Class A2 Shares shall receive from the principal underwriter an advance commission equal to 50 basis points (0.50%) of the public offering price, except that an order to purchase $20 million or more of Class A2 Shares shall carry a 25 basis points (0.25%) advance commission. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A2 Shares shall be subject to a contingent deferred sales charge upon redemption within 18 months of purchase equal to 50 basis points (0.50%) of the lesser of (x) the purchase price of the Class A2 Shares or (y) the redemption price of the Class A2 Shares. Any contingent deferred sales charge received upon redemption of Class A2 Shares shall be paid to the principal underwriter in consideration of the advance commission.

(F)                    REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•                                              Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class A1, Class A2, Class B, Class C, Class F, and Class R Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single- participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

•                                              Letters of intent to purchase a certain amount of Class A2 Shares within a thirteen month period.

(G)                   WAIVER OF SALES LOAD

Continent upon notification to the Fund’s Transfer Agent, no sales load shall be assessed on purchases of Class A2 Shares made:

•                                             within 120 days of redeeming shares of an equal or greater amount;

•                                             through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive a dealer reallowance on purchases under such program;

•                                             with reinvested dividends or capital gains;

•                                             or Class A2 Shares, issued in connection with the merger, consolidation, or acquisition of the assets of another fund. Further, no sales load shall be assessed on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV provided that such Shares are held directly with the Fund’ s transfer agent. If the Shares are held through a financial intermediary the sales charge waiver will not apply;

•                                             by Federated Life Members (Federated shareholders who originally were issued shares through the “Liberty Account”, which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

•                                             by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pensions or profit-sharing plans for the above persons; and

•                                             pursuant to the exchange privilege.

(H)                        WAIVER OF CONTINGENT DEFERRED SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions.

•                                             following the death of the last surviving shareholder on the account, or the post-purchase disability of all registered shareholder(s), as defined in Section 72(m)(7) of the Internal Revenue Code.

•                                             due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death

•                                             representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;

•                                             of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;

•                                             of Shares that were reinvested within 120 days of a previous redemption;

•                                             of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

•                                             of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;

•                                             of Shares purchased with reinvested dividends or capital gains;

•                                             imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

•                                             of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(I)                      SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Financial intermediary sales charge variations required to be disclosed by Rule 22d-1 shall be set forth in the prospectus of a Fund, as may be amended from time to time.

4.                        REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A2 Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A2 Shares held in retirement plans established under Section 40l(a) or 40l(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class A2 Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A2 Shares redeemed due to the death of the last surviving shareholder on the account.

SCHEDULE OF FUNDS OFFERING CLASS A2 SHARES

The Funds set forth on this Schedule each offer Class A2 Shares on the terms set forth in the Class A2 Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.                  CLASS A2 SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Administrative Shares Exhibit

To

Multiple Class Plan

(Revised 3/1/23)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Administrative (“ADM”) Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, ADM Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated ADM Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of ADM Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, ADM Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, ADM Shares may be converted to any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	ADM Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

An exchange will be treated as a redemption and a subsequent purchase, and will be a taxable transaction. Exchange privileges may be modified or terminated at any time. A conversion of classes should not result in a realization for tax purposes.

Schedule of Funds
Offering ADM Shares

The Funds set forth on this Schedule each offer ADM Shares on the terms set forth in the ADM Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.       ADM SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee

Federated Hermes Money Market Obligations Trust
Federated Hermes Government Obligations Fund	0.25%	Up to 0.25%, with 0.05% of the service fee being active upon the initial offering of the ADM Shares and 0.20% remaining dormant until approved by the Fund’s Board
Federated Hermes Treasury Obligations Fund	0.05% (active) 0.05% (dormant)	0.25%
Federated Hermes U.S. Treasury Cash Reserves	0.05% (active) 0.05% (dormant)	0.25%

ADVISoR Shares Exhibit

To

Multiple Class Plan

(3/1/23)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

Advisor (“AVR”) Shares are available exclusively for shareholders investing through certain financial intermediaries that have entered into an agreement with the Funds’ distributor who has approved them for the sale of AVR Shares. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the AVR Shares will consist of sales and shareholder servicing by financial intermediaries. In connection with this basic arrangement, AVR Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated AVR Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of AVR Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, AVR Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None.
Exchange Privilege:	AVR Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

An exchange will be treated as a redemption and a subsequent purchase, and will be a taxable transaction. Exchange privileges may be modified or terminated at any time.

Schedule of Funds
Offering AVR Shares

The Funds set forth on this Schedule each offer AVR Shares on the terms set forth in the AVR Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.       AVR SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee

Federated Hermes Money Market Obligations Trust
Federated Hermes Government Obligations Fund	None
Federated Hermes Prime Cash Obligations Fund	None
Federated Hermes Tax-Free Obligations Fund	None
Federated Hermes Treasury Obligations Fund	None
Federated Hermes U.S. Treasury Cash Reserves	None

AUTOMATED Shares Exhibit

To

Multiple Class Plan

(revised 12/1/2022)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Automated Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Automated Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Automated Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
Recordkeeping Fee	Up to 10 basis points (0.10%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Automated Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Automated Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	Automated Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering AUTOMATED Shares

The Funds set forth on this Schedule each offer Automated Shares on the terms set forth in the Automated Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series

Federated Hermes Money Market Obligations Trust
Federated Hermes Municipal Obligations Fund
Federated Hermes Prime Cash Obligations Fund
Federated Hermes Government Obligations Tax-Managed Fund
Federated Hermes Treasury Obligations Fund

EFFECTIVE 2-3-23 – B SHARES converted TO A SHARES

Class B Shares Exhibit

To

Multiple Class Plan

(Revised 2/3/2023)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and/or the provision of shareholder services, the principal underwriter may receive the contingent deferred sales charges paid upon redemption of Class B Shares, and/or shareholder service fees and/or fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class B Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	Up to 5.5% of the share price at the time of purchase or redemption, whichever is lower
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	Up to 75 basis points (0.75%) of the average daily net asset value
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class B Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares.
Exchange Privilege:	Class B Shares may be exchanged for Class B Shares of any other fund.

In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

(A)       BASIC CDSC SCHEDULE

Shares Held Up to: To:	Have A CDSC Of:
1 year	5.50%
2 years	4.75%
3 years	4.00%
4 years	3.00%
5 years	2.00%
6 years	1.00%
7 years	0.00%
8 years	Convert to Class A Shares

(B)       WAIVER OF CDSC

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

•	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(C) SYSTEMATIC WITHDRAWAL PROGRAM

Contingent upon notification to the principal underwriter or the Fund’s transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

(D) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Financial intermediary sales charge variations required to be disclosed by Rule 22d-1 shall be as set forth in the prospectus of a Fund, as may be amended from time to time.

4.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class B Shares redeemed due to the death of the last surviving shareholder on the account.

All B Shares converted to A Shares on February 3, 2023

Schedule of Funds
Offering Class B Shares

The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Class C Shares Exhibit

To

Multiple Class Plan

(revised 04/21/23)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class C Shares
Contingent Deferred Sales Charge (“CDSC”)	1.00% of the share price at the time of purchase or redemption, whichever is lower if redeemed within twelve months following purchase

Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee	As set forth in the attached Schedule

Redemption Fee	As set forth in the attached Schedule

Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:

At the election of the shareholder, Class C Shares that are not subject to a contingent deferred sales charge (“CDSC”) may be converted to any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable. For Class C Shares purchased through a financial intermediary after June 30, 2017, such shares may only be converted to another Share Class of the same Fund if: (i) the Class C Shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor the CDSC otherwise payable upon the sale of such Class C Shares; (ii) the shareholder meets the investment minimum and eligibility requirements for the Share Class into which the conversion is sought, as applicable; and (iii) (A) the conversion is made to facilitate the shareholder’s participation in a self-directed brokerage account for a fee-based advisory program offered by the intermediary, or (B) the conversion is part of a multiple-client transaction through a particular financial intermediary as pre-approved by the Fund’s Administrator.

After Class C Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on the next monthly conversion processing date, provided that the Fund or financial intermediary, record keeper, or platform has records confirming that the Class C Shares have been held for at least eight years and that Class A Shares are available for purchase. The financial intermediary, record keeper, or platform shall provide, upon the Fund’s request, representations that it has records confirming that the Class C Shares have been held for at least eight years and that Class A Shares are available for purchase. For Class C Shares acquired in an exchange from another Fund, the date of purchase will be based on the initial purchase of the Class C Shares of the prior Fund.”

Exchange Privileges:	Class C Shares may be exchanged for Class C Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

(A)       WAIVER OF CDSC

•	following the death of the last surviving shareholder on the account, or post-purchase disability of all registered shareholder(s), as defined in Section 72(m)(7) of the Internal Revenue Code;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(B) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Financial intermediary sales charge variations required to be disclosed by Rule 22d-1 shall be as set forth in the prospectus of a Fund, as may be amended from time to time.

4.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds

Offering Class C Shares

The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee
Federated Hermes Adviser Series
Federated Hermes Emerging Markets Equity Fund	0.75%	None
Federated Hermes Global Equity Fund	0.75%	None
Federated Hermes SDG Engagement Equity Fund	0.75%	None
Federated Hermes SDG Engagement High Yield Credit Fund	0.75%	None
Federated Hermes Unconstrained Credit Fund	0.75%	None
Federated Hermes US SMID Fund	0.75%	None
Federated Hermes International Equity Fund	0.75%	None
Federated Hermes International Growth Fund	0.75%	None
Federated Hermes MDT Large Cap Value Fund	0.75%	None

Federated Hermes Equity Funds:
Federated Hermes Clover Small Value Fund	0.75%	None
Federated Hermes International Strategic Value Dividend Fund	0.75%	None
Federated Hermes Kaufmann Fund	0.75%	None
Federated Hermes Kaufmann Large Cap Fund	0.75%	None
Federated Hermes Kaufmann Small Cap Fund	0.75%	None
Federated Hermes MDT Mid-Cap Growth Fund	0.75%	None
Federated Hermes Prudent Bear Fund	0.75%	None
Federated Hermes Strategic Value Dividend Fund	0.75%	None

Federated Hermes Equity Income Fund, Inc.	0.75%	None

Federated Hermes Fixed Income Securities, Inc.:
Federated Hermes Strategic Income Fund	0.75%	None
		None
Federated Hermes Global Allocation Fund	0.75%	None

Federated Hermes Government Income Securities, Inc.	0.75%	None

Federated Hermes High Income Bond Fund, Inc.	0.75%	2% on shares redeemed or exchanged within 90 days of purchase
Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Hermes Income Securities Trust:
Federated Hermes Capital Income Fund	0.75%	None
Federated Hermes Fund for U.S. Government Securities	0.75%	None
Federated Hermes Muni and Stock Advantage Fund	0.75%	None
Federated Hermes Inflation Protected Securities Fund (formerly Federated Hermes Real Return Bond Fund)	0.75%	None

Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund	0.75%	None

Federated Hermes Institutional Trust
Federated Hermes Institutional High Yield Bond Fund	0.75%	None

Federated Hermes International Series, Inc.:
Federated Hermes Global Total Return Bond Fund (formerly Federated International Bond Fund)	0.75%	None

Federated Hermes Investment Series Funds, Inc.:
Federated Hermes Corporate Bond Fund	0.75%	None

Federated Hermes MDT Series:
Federated Hermes MDT All Cap Core Fund	0.75%	None
Federated Hermes MDT Balanced Fund	0.75%	None
Federated Hermes MDT Large Cap Growth Fund	0.75%	None
Federated Hermes MDT Small Cap Core Fund	0.75%	None
Federated Hermes MDT Small Cap Growth Fund	0.75%	None

Federated Hermes Municipal Bond Fund, Inc.	0.75%	None

Federated Hermes Municipal Securities Income Trust:
Federated Hermes Municipal High Yield Advantage Fund	0.75%	None

Federated Hermes Total Return Series, Inc.:
Federated Hermes Total Return Bond Fund	0.75%	None

Federated Hermes World Investment Series, Inc.:
Federated Hermes Emerging Market Debt Fund	0.75%	None
Federated Hermes International Leaders Fund	0.75%	None
Federated Hermes International Small-Mid Company Fund	0.75%	None

Federated Hermes Money Market Obligations Trust:
Federated Hermes Government Reserves Fund	0.75%	None

Capital Shares Exhibit

To

Multiple Class Plan

(Revised 9/1/2023)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Capital Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Capital Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Capital Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Capital Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	Capital Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering Capital Shares

The Funds set forth on this Schedule each offer Capital Shares on the terms set forth in the Capital Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series

Federated Hermes Money Market Obligations Trust
Federated Hermes California Municipal Cash Trust
Federated Hermes Government Obligations Fund
Federated Hermes Institutional Money Market Management
Federated Hermes Municipal Obligations Fund
Federated Hermes Prime Cash Obligations Fund
Federated Hermes Institutional Prime Value Obligations Fund
Federated Hermes Treasury Obligations Fund

CasH II Shares Exhibit

To

Multiple Class Plan
(revised 12/1/2022)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided. In connection with this basic arrangement, Cash II Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Cash II Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Cash II Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Cash II Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering Cash II Shares

The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Federated Hermes Money Market Obligations Trust:
Federated Hermes California Municipal Cash Trust	0.20%
Federated Hermes Government Obligations Fund	0.35%
Federated Hermes Municipal Obligations Fund	0.35%
Federated Hermes New York Municipal Cash Trust	0.25%
Federated Hermes Prime Cash Obligations Fund	0.35%
Federated Hermes Trust for U.S. Treasury Obligations	0.35%

cash management Shares Exhibit

To

Multiple Class Plan

March 1, 2023

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash Management Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided. In connection with this basic arrangement, Cash Management Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Cash Management Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Services Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Cash Management Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash Management Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class, of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Cash Management Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

An exchange will be treated as a redemption and a subsequent purchase, and will be a taxable transaction. Exchange privileges may be modified or terminated at any time.

Schedule of Funds
Offering Cash Management Shares

The Funds set forth on this Schedule each offer Cash Management Shares on the terms set forth in the Cash Management Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.       CASH MANAGEMENT SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust
Federated Hermes Treasury Obligations Fund	30

Cash series Shares Exhibit

To

Multiple Class Plan

(Revised 12/1/2022)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Cash Series Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Cash Series Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	Cash Series Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering Cash Series Shares

The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company	12b-1 Fee

Federated Hermes Money Market Obligations Trust:
Federated Hermes California Municipal Cash Trust	0.60%
Federated Hermes Government Obligations Fund	0.60%
Federated Hermes Municipal Obligations Fund	0.60%
Federated Hermes New York Municipal Cash Trust	0.60%
Federated Hermes Prime Cash Obligations Fund	0.60%
Federated Hermes Trust for U.S. Treasury Obligations	0.60%

EAGLE Shares Exhibit

To

Multiple Class Plan

(Revised 9/1/2023)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Eagle Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Eagle Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Eagle Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Eagle Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Eagle Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Eagle Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of FundS

Offering EAGLE Shares

The Funds set forth on this Schedule each offer Eagle Shares on the terms set forth in the Eagle Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Federated Hermes Money Market Obligations Trust: Federated Hermes Institutional Money Market Management	None

Class F Shares Exhibit

To

Multiple Class Plan

(Revised 6/29/20)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load (“dealer reallowance”). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class F Shares
Sales Load	Up to 100 basis points (1.00%) of the public offering price
Contingent Deferred Sales Charge ("CDSC")	Up to 100 basis points (1.00%) of the share price at the time of original purchase or redemption, whichever is lower
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class F Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Class F Shares that are not subject to a contingent deferred sales charge (“CDSC”) may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	Class F Shares may be exchanged for Class F Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

(A)       BASIC SALES LOAD SCHEDULE *

Purchase Amount:	Sales Charge as Percentage of Offering Price	Sales Charge as a Percentage of NAV
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%

(B)       CDSC SCHEDULE

Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

Purchase Amount:	Shares Held:	Contingent Deferred Sales Charge:
Under $2 million	4 years or less	1.00%
$2 million but less than $5 million	2 years or less	0.50%
$ 5 million or greater	1 year or less	0.25%

(C)       REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•	Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class R Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and
•	Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

(D)       WAIVER OF SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

•	within 120 days of redeeming Shares of an equal or greater amount;
•	through a financial intermediary that did not receive a dealer reallowance on the purchase;
by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value. However, if the shareholder closes their account with the transfer agent, or if the shareholder transfers their account to another financial intermediary, the shareholder may no longer receive a sales charge waiver;
•	with reinvested dividends or capital gains;
•	by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and
•	pursuant to the exchange privilege.

(E)       WAIVER OF CDSC

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

•	following the death of the last surviving shareholder on the account, or post-purchase disability of all registered shareholder(s), as defined in Section 72(m)(7) of the Internal Revenue Code;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase.
•	of Shares that were reinvested within 120 days of a previous redemption of an equal or lesser amount;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements;
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and
•	representing a total or partial distribution from a qualified plan, which would not include account transfer, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

Schedule of Funds

Offering Class F Shares

The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee

Federated Hermes Equity Income Fund, Inc.	0.25%

Federated Hermes Fixed Income Securities, Inc.: Federated Hermes Strategic Income Fund	0.05%

Federated Hermes Government Income Securities, Inc.	None

Federated Hermes Income Securities Trust: Federated Hermes Capital Income Fund Federated Hermes Muni and Stock Advantage Fund	0.05% None

Federated Hermes Investment Series Funds, Inc.: Federated Hermes Corporate Bond Fund	None

Federated Hermes Municipal Bond Fund, Inc.	None

Federated Hermes Municipal Securities Income Trust: Federated Hermes Municipal High Yield Advantage Fund Federated Hermes Ohio Municipal Income Fund	0.05% 0.40%

Federated Hermes Money Market Obligations Trust: Federated Hermes Government Reserves Fund	0.45%

Institutional/WEALTH Shares Exhibit

To

Multiple Class Plan

(REVISED 04/21/2023)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform, where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	A Federated Hermes Fund;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008;
•	Without regard to the initial investment minimum, an investor who acquired Institutional and/or Wealth Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Institutional and Wealth Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Institutional and/or Wealth Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional and Wealth Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Institutional and/or Wealth Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering institutional Shares

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee

Federated Hermes Adjustable Rate Securities Trust	None	None	None

Federated Hermes Adviser Series
Federated Hermes Emerging Markets Equity Fund	0.00%	0.25%	None
Federated Hermes Conservative Microshort Fund	None	None	None
Federated Hermes Conservative Municipal Microshort Fund	None	None	None
Federated Hermes Global Equity Fund	None	0.00%	None
Federated Hermes SDG Engagement Equity Fund	0.00%	0.00%	None
Federated Hermes SDG Engagement High Yield Credit Fund	0.00%	0.25%	None
Federated Hermes Unconstrained Credit Fund	None	0.00%	None
Federated Hermes US SMID Fund	None	None	None
Federated Hermes International Equity Fund	0.00%	0.25%	None
Federated Hermes International Growth Fund	0.00%	0.25%	None
Federated Hermes MDT Large Cap Value Fund	0.00%	0.25%	None
Federated Hermes MDT Market Neutral Fund	0.05%	None	None
Federated Hermes Equity Funds:
Federated Hermes Clover Small Value Fund	None	None	None
Federated Hermes International Strategic Value Dividend Fund	None	None	None
Federated Hermes Kaufmann Fund	None	None	None
Federated Hermes Kaufmann Large Cap Fund	None	None	None
Federated Hermes Kaufmann Small Cap Fund	None	None	None
Federated Hermes MDT Mid Cap Growth Fund	None	None	None
Federated Hermes Prudent Bear Fund	None	None	None
Federated Hermes Strategic Value Dividend Fund	None	None	None

Federated Hermes Equity Income Fund, Inc.	None	None	None

Federated Hermes Fixed Income Securities, Inc.:
Federated Hermes Municipal Ultrashort Fund	None	None	None
Federated Hermes Strategic Income Fund	None	None	None

Federated Hermes Global Allocation Fund	None	None	None

Federated Hermes Government Income Trust	None	0.25%	None
Federated Hermes Government Income Securities, Inc.	None	None	None
Federated Hermes High Income Bond Fund	None	None	None

Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund	None	None	None

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee
Federated Hermes Income Securities Trust:
Federated Hermes Capital Income Fund	None	None	None
Federated Hermes Floating Rate Strategic Income Fund	None	None	None
Federated Hermes Fund for U.S. Government Securities	None	None	None
Federated Hermes Intermediate Corporate Bond Fund	None	0.25%	None
Federated Hermes Muni and Stock Advantage Fund	None	None	None
Federated Hermes Inflation Protected Securities Fund	None	0.25%	None
Federated Hermes Short-Term Income Fund	None	None	None

Federated Hermes Index Trust:
Federated Hermes Max-Cap Index Fund	None	0.25%	None
Federated Hermes Mid-Cap Index Fund	None	None	None

Federated Hermes Institutional Trust:
Federated Hermes Government Ultrashort Fund	None	None	None
Federated Hermes Short-Intermediate Total Return Bond Fund	None	None	None

Federated Hermes International Series, Inc.
Federated Hermes Global Total Return Bond Fund (formerly Federated International Bond Fund)	None	None	None

Federated Hermes Investment Series Fund, Inc.
Federated Hermes Corporate Bond Fund	None	None	None

Federated Hermes MDT Series:
Federated Hermes MDT All Cap Core Fund	None	None	None
Federated Hermes MDT Balanced Fund	None	None	None
Federated Hermes MDT Large Cap Growth Fund	None	None	None
Federated Hermes MDT Small Cap Core Fund	None	None	None
Federated Hermes MDT Small Cap Growth Fund	None	None	None

Federated Hermes Municipal Bond Fund, Inc.	None	None	None

Federated Hermes Municipal Securities Income Trust
Federated Hermes Michigan Intermediate Municipal Fund	None	None	None
Federated Hermes Municipal High Yield Advantage Fund	None	None	None
Federated Hermes Ohio Municipal Income Fund	None	None	None
Federated Hermes Pennsylvania Municipal Income Fund	None	None	None

Federated Hermes Short-Intermediate Municipal Fund	None	0.25%	None

Federated Hermes Total Return Government Bond Fund	None	None	None

Federated Hermes Total Return Series, Inc.:
Federated Hermes Core Fund (formerly Federated Hermes Select Total Return Bond Fund)	None	0.25%	None
Federated Hermes Total Return Bond Fund	None	None	None
Federated Hermes Ultrashort Bond Fund	None	0.25%	None

Federated Hermes Short-Term Government Fund	None	0.25%	None

Federated Hermes Short-Intermediate Government Fund	None	0.25%	None
Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee

Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund	None	None	None
Federated Hermes International Leaders Fund	None	None	None
Federated Hermes International Small-Mid Company Fund	None	None	None

Federated Hermes Intermediate Municipal Trust:
Federated Hermes Intermediate Municipal Fund	None	0.25%	None

Federated Hermes Money Market Obligations Trust:
Federated Hermes Government Obligations Fund	None	0.25%	None
Federated Hermes Government Obligations Tax-Managed Fund	None	0.25%	None
Federated Hermes Institutional Money Market Management	None	0.25%	None
Federated Hermes Institutional Prime Obligations Fund	None	0.25%	None
Federated Hermes Institutional Tax-Free Cash Trust	None	0.25%	None
Federated Hermes Treasury Obligations Fund	None	0.25%	None
Federated Hermes Trust for U.S. Treasury Obligations	None	None	None
Federated Hermes U.S. Treasury Cash Reserves	None	0.25%	None

Schedule of Funds
Offering WEALTH Shares

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee

Federated Hermes Money Market Obligations Trust:
Federated Hermes California Municipal Cash Trust	None	0.25%	None
Federated Hermes Municipal Obligations Fund	None	0.25%	None
Federated Hermes New York Municipal Cash Trust	None	0.25%	None
Federated Hermes Prime Cash Obligations Fund	None	0.25%	None
Federated Hermes Tax-Free Obligations Fund	None	0.25%	None

investment Shares Exhibit

To

Multiple Class Plan
(Revised 12/1/2022)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Investment Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Investment Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Investment Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Rights:	Investment Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering Investment Shares

The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series	12b-1 Fee

Federated Hermes Money Market Obligations Trust:
Federated Hermes Municipal Obligations Fund	0.25%

CLASS P Shares Exhibit
To
Multiple Class Plan
(revised 6/29/20)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class P Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Automated Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class P Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
Recordkeeping Fee	Up to 10 basis points (0.10%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class P Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class P Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None.
Exchange Privileges:	Class P Shares may only be exchanged into Federated Hermes Capital Reserves Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering Class P Shares

The Funds set forth on this Schedule each offer Class P Shares on the terms set forth in the Class P Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series

Federated Hermes Money Market Obligations Trust
Federated Hermes Government Reserves Fund

PREMIER Shares Exhibit

To

Multiple Class Plan

(Revised as of 3/1/23)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Premier Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Premier Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Premier Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Premier Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Premier Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Premier Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

An exchange will be treated as a redemption and a subsequent purchase, and will be a taxable transaction. Exchange privileges may be modified or terminated at any time.

Schedule of Funds

Offering PREMIER Shares

The Funds set forth on this Schedule each offer Premier Shares on the terms set forth in the Premier Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee
Federated Hermes Money Market Obligations Trust:
Federated Hermes Government Obligations Fund	None
Federated Hermes Institutional Tax-Free Cash Trust	None
Federated Hermes Treasury Obligations Fund	None
Federated Hermes U.S. Treasury Cash Reserves	None

Primary Shares Exhibit

To

Multiple Class Plan

(REVISED 09/01//2022)

1.       Separate Arrangement And Expense Allocation

Primary Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Primary Shares will consist of institutional sales to insurance companies for Primary Share inclusion in those variable life and variable annuity product separate accounts. The insurance company distributor, underwriter or affiliated entity may provide shareholder services and receive a shareholder service fee for their services. In connection with this basic arrangement, Primary Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Primary Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Primary Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Primary Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	None.

Schedule of Funds

Offering Primary Shares

The Funds set forth on this Schedule each offer Primary Shares on the terms set forth in the Primary Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series	12b-1 Fee

Federated Hermes Insurance Series:
Federated Hermes Managed Volatility Fund II	0.25%
Federated Hermes High Income Bond Fund II	None
Federated Hermes Kaufmann Fund II	0.25%
Federated Hermes Quality Bond Fund II	0.25%

Class R Shares Exhibit

To

Multiple Class Plan

(revised 3/1/22)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class R Shares will consist of:

(i)       Excepting Federated Hermes Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan record keepers; and

(ii)  with respect to the Federated Hermes Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class R Shares as provided in the Plan of Reorganization between the Federated Hermes Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries.

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class R Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class R Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Redemption Fee	As set forth in the attached Schedule.
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class R Shares as described in Section 3 of the Multiple Class Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class R Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:

With respect to the Federated Hermes Kaufmann Fund, shareholders who are former shareholders of the Federated Hermes Kaufmann Fund, Inc. and their immediate family members or shareholders who have purchased shares through the financial intermediary relationships that existed for the Kaufmann Fund may exchange their Class R Shares for Class A Shares of any other fund. Investors who are eligible to purchase Class R Shares (e.g. 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and IRA rollovers from such plans, directly or through financial intermediaries as well as IRAs and investment – only 403(b) plans held through financial intermediaries may exchange their Class R Shares into Class R Shares of any other Fund. A Grandfathered Shareholder may exchange into Class R Shares of another Fund only if such shareholder is an eligible investor in the Class R Shares of that Fund.

With respect to the other funds, Class R Shares may be exchanged for Class R Shares, including the Kaufmann Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class R Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to Class R Shares redeemed or exchange by employer-sponsored retirement plans.

Schedule of Funds

Offering Class R Shares

The Funds set forth on this Schedule each offer Class R Shares on the terms set forth in the Class R Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Services Fee	Redemption Fee

Federated Hermes Adviser Series
Federated Hermes MDT Large Cap Value Fund	0.50%	None	None

Federated Hermes Equity Funds:
Federated Hermes Kaufmann Fund	0.50%	0.25%	None
Federated Hermes Kaufmann Small Cap Fund	0.50%	None	None

Federated Hermes Equity Income Fund, Inc.	0.50%	None	None

Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund	0.50%	None	None

Federated Hermes Index Trust:
Federated Hermes Max-Cap Index Fund	0.50%	None	None

Federated Hermes Short-Intermediate Government Fund	0.50%	None	None

Federated Hermes Money Market Obligations Trust:
Federated Hermes Prime Cash Obligations Fund	0.50%	0.25%	None

Federated Hermes World Investment Series, Inc.
Federated Hermes International Leaders Fund	0.50%	None	None

CLASS R6 Shares Exhibit

To

Multiple Class Plan

(revised as of 9/1/2023)

1.                  Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(i)	sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”):

•	An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap account or retirement platform, where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	A Federated Fund;
•	An investor (including a natural person) who acquired R6 Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

In connection with this arrangement, Class R6 Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated R6 Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	None
Shareholder Service Fee	None
Redemption Fee	None
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class R6 Shares.

2.                  Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	Class R6 Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

(schedule of funds listed on next page)

Schedule of Funds

Offering CLASS R6 Shares

The Funds set forth on this Schedule each offer Class R6 Shares on the terms set forth in the Class R6 Shares Exhibit to the Multiple Class Plan.

Multiple Class Company
Series
Federated Hermes Adviser Series
Federated Hermes Emerging Markets Equity Fund
Federated Hermes Global Equity Fund
Federated Hermes SDG Engagement Equity Fund
Federated Hermes SDG Engagement High Yield Credit Fund
Federate Hermes Unconstrained Credit Fund
Federated Hermes International Equity Fund
Federated Hermes International Growth Fund
Federated Hermes MDT Large Cap Value Fund
Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund
Federated Hermes International Strategic Value Dividend Fund
Federated Hermes Kaufmann Large Cap Fund
Federated Hermes Kaufmann Small Cap Fund
Federated Hermes MDT Mid Cap Growth Fund
Federated Hermes Strategic Value Dividend Fund
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund
Federated Hermes Strategic Income Fund
Federated Hermes Global Allocation Fund
Federated Hermes High Income Bond Fund, Inc.
Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund
Federated Hermes Income Securities Trust
Federated Hermes Inflation Protected Securities Fund (formerly Federated Hermes Real Return Bond Fund.)
Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Short-Term Income Fund
Federated Hermes Index Trust
Federated Hermes Mid-Cap Index Fund
Federated Hermes Institutional Trust
Federated Hermes Government Ultrashort Fund
Federated Hermes Institutional High Yield Bond Fund
Federated Hermes Short-Intermediate Total Return Bond Fund
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Corporate Bond Fund
Federated Hermes MDT Series
Federated Hermes MDT Small Cap Core Fund
Federated Hermes MDT Small Cap Growth Fund
Federated Hermes MDT All Cap Core Fund
Federated Hermes MDT Balanced Fund
Federated Hermes Total Return Government Bond Fund
Federated Hermes Total Return Series, Inc.
Federated Hermes Total Return Bond Fund
Federated Hermes Ultrashort Bond Fund
Federated Hermes World Investment Series, Inc.
Federated Hermes International Leaders Fund

retirement Shares Exhibit

To

Multiple Class Plan

(Revised 12/1/2022)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Retirement Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Retirement Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Retirement Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Retirement Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Retirement Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Retirement Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares of and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange..

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering retirement Shares

The Funds set forth on this Schedule each offer Retirement Shares on the terms set forth in the Retirement Shares Exhibit to the Multiple Class Plan:

Multiple Class Company	Series

None

SDG Shares Exhibit

To

Multiple Class Plan

(REVISED December 1, 2022)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

SDG Shares are available for purchase exclusively to shareholders investing through financial intermediaries that utilize electronic trading platforms that may support a filtering menu to identify funds or share classes that such intermediary has determined in its discretion offer or provide “SDG/ESG, sustainable, or impact” goals or purposes. Omnibus accounts are not permitted without prior written approval from the Fund. Fully disclosed and partially disclosed accounts are permitted. No direct fund investments are permitted. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the SDG Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan. In connection with this basic arrangement, SDG Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated SDG Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	None
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of SDG Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, SDG Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	SDG Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

An exchange will be treated as a redemption and a subsequent purchase, and will be a taxable transaction. Exchange privileges may be modified or terminated at any time.

Schedule of Funds
Offering SDG Shares

The Funds set forth on this Schedule each offer SDG Shares on the terms set forth in the SDG Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.       SDG SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust
Federated Government Obligations Fund	None

SELECT Shares Exhibit

To

Multiple Class Plan

(Revised 3/1/23)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Select Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Select Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Select Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Select Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Select Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Select Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchase (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS

OFFERING SELECT SHARES

Multiple Class Company Series

Federated Hermes Money Market Obligations Trust
Federated Hermes Government Obligations Fund
Federated Hermes Treasury Obligations Fund
Federated Hermes U.S. Treasury Cash Reserves

Service Shares Exhibit

To

Multiple Class Plan
(revised 9/1/2023)

1.       Separate Arrangement And Expense Allocation

With respect to Funds other than portfolios of Federated Insurance Series, for purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Service Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	A Federated Fund;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008;
•	Without regard to the initial investment minimum, an investor who acquired Service Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.

With respect to portfolios of Federated Hermes Insurance Series, Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan.

In connection with these basic arrangements, Service Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Service Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Service Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:

For Funds other than portfolios of Federated Hermes Insurance Series, Service Shares may be exchanged for exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange. Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.

With respect to portfolios of Federated Hermes Insurance Series: None

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering Service Shares

The Funds set forth on this Schedule each offer Service Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee
Federated Hermes Adviser Series
Federated Hermes MDT Large Cap Value Fund	None

Federated Hermes High Yield Trust	None

Federated Hermes Government Income Fund	0.05%

Federated Hermes Income Securities Trust:
Federated Hermes Intermediate Corporate Bond Fund	0.25%
Federated Hermes Short-Term Income Fund	None

Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund	0.30%
Federated Hermes Mid-Cap Index Fund	None

Federated Hermes Institutional Trust:
Federated Hermes Government Ultrashort Fund	0.05%
Federated Hermes Short-Intermediate Total Return Bond Fund	0.00%

Federated Hermes Insurance Series:
Federated Hermes Managed Volatility Fund II	0.25%
Federated Hermes High Income Bond Fund II	0.25%
Federated Hermes Kaufmann Fund II	0.25%
Federated Hermes Quality Bond Fund II	0.25%
Federated Hermes Government Money Fund II	None

Federated Short-Intermediate Municipal Fund	None

Federated Hermes Total Return Government Bond Fund	0.25%

Federated Hermes Total Return Series, Inc.:
Federated Hermes Total Return Bond Fund	0.25%
Federated Hermes Ultrashort Bond Fund	None
Multiple Class Company Series	12b-1 Fee

Federated Hermes Short-Term Government Fund	0.25%

Federated Hermes Short-Intermediate Government Fund	0.05%

Federated Hermes Money Market Obligations Trust:
Federated Hermes California Municipal Cash Trust	None
Federated Hermes Government Obligations Fund	None
Federated Hermes Government Obligations Tax-Managed Fund	None
Federated Hermes Institutional Prime Obligations Fund	None
Federated Hermes Institutional Prime Value Obligations Fund	None
Federated Hermes Municipal Obligations Fund	None
Federated Hermes New York Municipal Cash Trust	0.25%
Federated Hermes Prime Cash Obligations Fund	None
Federated Hermes Tax-Free Obligations Fund	None
Federated Hermes Trust for U.S. Treasury Obligations Fund	None
Federated Hermes Treasury Obligations Fund	None
Federated Hermes U.S. Treasury Cash Reserves	0.25%

Proprietary fund schedule -
service shares

Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Service Shares of the Funds indicated opposite their names. Such Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

Multiple Class Series/Company	Non-Plan Investment Companies

Class T Shares Exhibit

To

Multiple Class Plan

(Revised (12/1/20)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class T Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of the applicable sales load (“dealer reallowance”) and a shareholder service fee. In connection with this basic arrangement, Class T Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class T Shares
Sales Load	Up to 2.50% of the public offering price
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	None
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class T Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class T Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable, and that no CDSC on the original shares purchased is owed.
Exchange Privilege:	None

3.       EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)       BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class T Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Transaction Amount	Sales Load as a Percentage of Public Offering Price
Less than $250,000	2.50%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.50%
$1 million or greater	1.00%

4.       REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class T Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class T Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class T Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class T Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering Class T Shares

The Funds set forth on this Schedule each offer Class T Shares on the terms set forth in the Class T Shares Exhibit to the Multiple Class Plan, in each case as indicated below. Actual amounts accrued may be less.

1.       CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	Redemption Fee
Class T Shares were discontinued on 11-30-20.

trust Shares Exhibit

To

Multiple Class Plan

(Revised 12/1/2022)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Trust Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Trust Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Trust Shares as described in Section 3 of the Multiple Class Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Trust Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

Schedule of FundS

Offering Trust Shares

The Funds set forth on this Schedule each offer Trust Shares on the terms set forth in the Trust Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Federated Hermes Money Market Obligations Trust:
Federated Hermes Government Obligations Fund	0.25%
Federated Hermes Prime Cash Obligations Fund	0.25%
Federated Hermes Treasury Obligations Fund	0.25%

Class Y Shares Exhibit

To

Multiple Class Plan

(REVISED 12/1/2022)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class Y Shares will consist of sales to institutional purchasers requiring less distribution support activity and less shareholder services, who are also seeking low expense ratios. In connection with this basic arrangement, Class Y Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class Y Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	None
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class Y Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class Y Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Class Y Shares may be exchanged into any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Money Market Management, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering class Y Shares

The Funds set forth on this Schedule each offer Class Y Shares on the terms set forth in the Class Y Shares Exhibit to the Multiple Class Plan, in each case as indicated below:

Multiple Class Company	Series